Money Market Funds	Prospectus Supplement

UBS RMA
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund
California Municipal Money Fund
New York Municipal Money Fund

Supplement to the Prospectus dated August 29, 2011

April 5, 2012

Dear Investor:

The purpose of this supplement is to describe certain changes to the bank deposit sweep program administered by UBS Financial Services Inc. (“UBS Financial Services”) under which free cash balances in client securities accounts are swept into interest-bearing deposit accounts (the “Program”). The changes, which will become effective April 9, 2012, include the following:

•	Expansion of the Program to eligible participants in the following investment advisory programs: Managed Accounts Consulting Program, Portfolio Management Program, ACCESS, Managed Portfolio Program, UBS Strategic Wealth Portfolio, UBS Strategic Advisor, Private Wealth Solutions, and other advisory programs as UBS Financial Services may add from time to time;

•	Advisory accounts that participate in the Program will be subject to an automatic dollar limit or “cap” of $250,000 per account owner with respect to the amount that can be swept into bank deposit accounts (available balances in excess of that limit will be automatically invested in the fund selected by the participant as a secondary sweep option); and

•	If you are a participant in the Program and own shares of one or more of the funds, UBS Financial Services will withdraw money from any tax-exempt money market funds before it withdraws Program balances in order to satisfy securities transactions and any other debits or charges to your account. This new withdrawal sequence will apply regardless of the yields associated with the various sweep vehicles in your account.

As a result of these changes, the section of the prospectus captioned “Managing your fund account” beginning on page 26 of the prospectus is hereby revised as follows, effective April 9, 2012.

ZS-530

In the section sub-headed “Buying shares” on page 26 of the prospectus, the sections captioned “Automatic deposit account sweep program” and “Selecting your sweep option” are hereby deleted and replaced with the following:

Automatic deposit account sweep program. UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in various client securities accounts are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”). Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the funds.

Accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle unless the eligible participant has selected a tax-exempt money market fund (i.e., Tax-Free Fund, California Municipal Money Fund or New York Municipal Money Fund) as his or her primary sweep option. If an eligible participant does not make such a selection, free cash balances (that is, immediately available funds) from his or her securities account will be automatically deposited in a bank deposit account, not invested in a fund. Eligible participants who do not wish to take part in the Deposit Account Sweep Program may select a tax-exempt money market fund as their primary sweep fund.

Advisory accounts participating in the Deposit Account Sweep Program are subject to an automatic dollar limit or “cap” of $250,000 per account owner, which will apply to the amount that can be swept into bank deposit accounts under the Deposit Account Sweep Program. For other securities accounts that are brokerage accounts, there is no automatic cap, but the eligible participant can elect to place a cap on the amount that will be swept into bank deposit accounts (a cap of $250,000 or more for individual ownership and $500,000 or more for joint ownership accounts, in each case on a per-account basis). If no cap is elected for brokerage accounts, free cash balances will be swept into bank deposit accounts without dollar limit. Available balances in excess of the cap (whether automatic or selected) will be automatically invested, for advisory accounts, in a fund based on program and account type, and for brokerage accounts, in a fund selected by the eligible participant. New clients eligible to set a cap on amounts invested pursuant to the Deposit Account Sweep Program will need to select a secondary sweep option. After a cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant.”

Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

Eligible participants also may purchase shares of Money Market Portfolio and/or U.S. Government Portfolio from available balances in the Deposit Account Sweep Program. See “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants” below.

Selecting and changing your sweep option. UBS Financial Services Inc. offers a sweep feature of securities accounts as a service to its clients. UBS Financial Services Inc. may change or discontinue the sweep feature, programs, or specific sweep options at any time in its sole discretion. Sweep options vary by account and program type. UBS Financial Services Inc. requires a client to select a sweep option as part of his or her account application process. You may maintain only one primary sweep option at any time. Client securities accounts eligible to participate in the Deposit Account Sweep Program will automatically default to bank deposit accounts as their primary sweep option unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Non-eligible participants have the option of selecting a primary sweep option from the available list of funds.

You may change your sweep options by contacting your Financial Advisor. If you change the fund used as a sweep option for your account, those changes will result in the automatic exchange of your investments from your original fund to the new fund you selected.

In the section sub-headed “Buying shares automatically” on page 27 of the prospectus, the third paragraph is hereby deleted and replaced with the following:

Eligible participants for the Deposit Account Sweep Program. Please see below for more information about eligible participants in the Deposit Account Sweep Program. UBS Financial Services Inc. accounts for eligible participants will automatically default to the Deposit Account Sweep Program, unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Available balances in excess of a dollar limit cap (whether automatic or selected) will be automatically invested in the fund selected by the eligible participant or assigned by program and account type in the advisory programs. Clients with accounts not eligible for the Deposit Account Sweep Program may select their sweep option from a list of available money market funds.

The section sub-headed “Selling shares automatically” on page 28 of the prospectus is hereby deleted in its entirety and replaced with the following:

Selling shares automatically
Subject to the terms of the Master Account Agreement governing your RMA or Business Services Account BSA or advisory program account, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. securities account, unless you instruct your Financial Advisor otherwise.

If you are not participating in the Deposit Account Sweep Program, shares of your primary money fund are always sold first (or if you do not specify which fund’s shares are to be sold). If applicable, shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund or New York Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your UBS Financial Services Inc. securities account for dividends earned on those shares prior to the sale date.

If you are a participant in the Deposit Account Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. securities account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, proceeds from the sale of shares of Tax-Free Fund; fourth, proceeds from the sale of shares of California Municipal Money Fund or New York Municipal Money Fund; and fifth, Deposit Account Sweep Program balances.

Subject to the terms of the RMA, Business Services Account BSA and advisory programs, UBS Financial Services Inc. will sell fund shares automatically to satisfy outstanding debits and charges in your securities account. Debits include amounts due to UBS Financial Services Inc. on settlement date for securities purchases, margin loans, UBS Financial Services Inc. checks, federal funds wires arranged by UBS Financial Services Inc. and related fees. Charges include RMA and Business Services Account BSA checks, card purchases, ATM withdrawals, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business

Services Account BSA checks and card withdrawals on the day they are paid. Shares are sold automatically to cover card purchases at the end of the card’s monthly billing period. Shares are sold to pay for securities purchases on the settlement date.

The section sub-headed “More information regarding ‘Eligible Participants’” on page 29 of the prospectus is hereby deleted and replaced with the following:

More information regarding “Eligible Participants.” The Deposit Account Sweep Program is available only to individuals, IRAs, trusts (as long as all beneficiaries of the trust accounts are natural persons or nonprofit organizations), sole proprietors and governmental entities. Custodial accounts are eligible for the Deposit Account Sweep Program if each beneficiary is an eligible participant. “Eligible Participants” does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) accounts in the UBS Financial Services Institutional Consulting Program, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). (Additional information regarding sweep options for investors participating in the PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services brokerage account (e.g., an RMA account, a basic investment account, etc.), available cash balances in the brokerage portion of RMA accounts and basic investment accounts are automatically swept to the Deposit Account Sweep Program in accordance with the terms of your brokerage account agreement, which terms differ from those available to advisory accounts.)

The list of eligible participants may change in the discretion of UBS Financial Services Inc.

In the section sub-headed “Additional information about your account” on page 29 of the prospectus, the first paragraph is hereby deleted and replaced with the following:

It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Participants in the Deposit Account Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the bank deposit account cap (whether automatic or selected) and this minimum are both met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s securities account and swept into the bank deposit account. Alternatively, investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance may do so as explained in the section above captioned “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants.”

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

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